Exhibit 99.1

                                     TOYOTA
                               FINANCIAL SERVICES

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                      Presentation Materials for Investors

                                          August 2012
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Disclaimer
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[]   This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.
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Disclaimer
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[]   This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[]   Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of
     TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[]   This presentation is made to and directed only at (i) persons outside the
     United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial
     Services and Markets Act 2000 (Financial Promotion) Order 2005 (the
     "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the
     Order, and (iv) persons who are "qualified investors" within the meaning of
     Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant
     Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.

[]   This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit
     Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit
     Corporation dated 16 September 2011 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at
     www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
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Toyota's Global Businesses
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TMC Consolidated Financial Results
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                                                        Three Months
                          Fiscal Year Ended March 31,       Ended
(JPY billions)             2011         2012           June 30, 2012
----------------------- -------- --------------------  -------------
Net Revenues            18,993.6       18,583.6           5,501.6
Operating Income (Loss)    468.2          355.6             353.1
Net Income (Loss)          408.1          283.5             321.6

Source: TMCC FY2011 , FY2012 & FY2013 Q1 10-Q
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TMC Consolidated Balance Sheet

                                                 FY2011               FY2012
(JPY billions)                           As of March 31, 2011 As of March 31, 2012
---------------------------------------- -------------------- --------------------
Current assets                                     11,829.8              12,321.2
Noncurrent finance receivables, net                 5,556.7               5,602.5
Investment & other assets                           6,122.5               6,491.9
Property, plant & equipment, net                    6,309.2               6,235.4
                                         -------------------- --------------------
Total Assets                                       29,818.2              30,651.0
                                         -------------------- --------------------
Liabilities                                        18,898.2              19,584.5
Shareholders' equity                               10,920.0              11,066.5
                                         -------------------- --------------------
Total Liabilities & Shareholders' Equity           29,818.2              30,651.0
                                         -------------------- --------------------
Source: TMCC FY2011 & FY2012 10K
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Toyota Across the United States
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Toyota Motor Sales, USA

- For 2012, 40% of the vehicles TMS sells will be all-new or significantly refreshed
- TMS is launching 19 new or refreshed models, including 7 from Toyota, 9 from Lexus and 3 from Scion
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has the most fuel-efficient line-up of any full-line OEM
  - 10 hybrid models (1) in TMS line-up and 72% share of the U.S. hybrid market (2)
- Recent and upcoming vehicle launches:

-Prius PHV
-Prius c
-RAV 4 EV
-Avalon & HV
-Scion FR-S
-Scion iQ EV
-Lexus GS & HV
-Lexus ES & HV

(1) Includes cars and light trucks
(2) Calendar year to date as of July 2012
Source: Company Reports

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Toyota Motor Sales, USA (2)
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     []   Quality, dependability, and product appeal remain high as reflected by numerous 3(rd) party accolades

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Toyota Motor Sales, USA (3)
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Toyota Motor Sales, USA (4)
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Toyota Motor Sales, USA (5)
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Toyota Financial Services

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TFS Group Global Presence
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[] 34 Countries & Regions Worldwide

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Toyota Motor Credit Corporation (TMCC)
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                         Toyota Motor Corporation (TMC)

                  Toyota Financial Services Corporation (TFSC)

                     Toyota Motor Credit Corporation (TMCC)

[] Nearly 4.0  million active finance contracts (1)

[] AA- (2)/Aa3(2) rated captive finance company

[] Credit support agreement structure with TFSC/TMC

(1) As of June 30, 2012
(2) Outlook negative
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Credit Support Agreements
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[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     --   TFSC will own 100% of TMCC

     --   TFSC will cause TMCC to maintain a tangible net worth of at least
          $100,000 as long as covered securities are outstanding

     --   If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

     --   Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor Corporation ("TMC")

     --   Same key features as TFSC/TMCC credit support agreement

     --   TMC will cause TFSC to maintain a tangible net worth of at least
          JPY10mm as long as covered securities are outstanding

[]   TFSC's and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.
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TMCC Products and Services
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TMCC FY12 Business Highlights
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[] 2nd highest market share ever helped drive strong financing revenues

[] Lowest net charge-off  ratio ever

[] 2nd lowest residual value losses ever driven by record used vehicle values

[] Highest insurance penetration ever

[] 2nd highest operating income(1) ever

[] Celebrating 30 years of profitably supporting Toyota/Lexus/ Scion sales and enhancing customer relationships

(1) Operating Income: pre-tax income, excluding the impact of derivative mark-to-market adjustments
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TMCC Financial Performance - Select Data
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Source: TMCC March 31, 2012 10-K & June 30, 2012 10-Q
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TMCC Earning Asset Composition
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Source: TMCC March 31, 2012 10-K and June 30, 2012 10-Q
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Extensive Field Organization
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[] Decentralized dealer and field support

[] Centralized servicing and collections

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TMCC Financial Performance - Select Data
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(1)  Percentage of gross earning assets
(2)  The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3)  Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2009 were based on a
150-day charge-off policy, which was changed to 120 days in fiscal 2010
Source: TMCC March 31, 2012 10-K and June 30, 2012 10-Q
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Core Strengths
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[] Dealer and customer relationships

[] Data management and analytics

[] Emphasis on innovation and execution excellence

[] Tenured & highly engaged associate base and world class leadership team

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TMCC Retail Loan Collateral & ABS Transactions

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Credit Decisioning & Collections
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[] Major adjustments to credit decisioning implemented beginning in late 2007
   -- Identification & minimization of least desirable segments

[] Renewed focus on core Toyota and Lexus business

[] Rededication of collections strategy and staff

   -- Re-trained staff & out-sourced high risk collections
   -- Emphasis on early intervention
   -- Optimization of staff and technology resources

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Credit: Results*
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* Abbreviated for presentation purposes
Source: Company Reports
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Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience (1)

	At June 30,		At March 31,				
	2012	2011	2012	2011	2010	2009	2008
Outstanding Contracts (2)	3,127,070	3,175,429	3,119,781	3,189,591	3,093,894	3,050,178	2,942,565
Number of Accounts Past Due in the following categories							
30 - 59 days	38,914	47,469	35,162	43,070	55,123	57,547	54,219
60 - 89 days	8,914	11,573	6,786	8,588	11,722	13,327	13,010
Over 89 days	6,223	8,927	5,870	9,153	10,953	11,797	9,575
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.24%	1.49%	1.13%	1.35%	1.78%	1.89%	1.84%
60 - 89 days	0.29%	0.36%	0.22%	0.27%	0.38%	0.44%	0.44%
Over 89 days	0.20%	0.28%	0.19%	0.29%	0.35%	0.39%	0.33%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

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Source: Company Reports

Performance -- Retail Loan
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TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) (1)

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(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle.
Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.  28
Source: Company Reports
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Origination Profile
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TMCC Retail Auto Loan Originations

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(1) As of June 30, 2012
(2) Percentages may not add to 100% due to rounding
Source: Company Reports
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Origination Characteristics
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Source: Company Reports
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ABS Deal Comparison
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Toyota Auto Owners Trust (TAOT)(1)

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(1) Abbreviated for presentation purposes
Source: Company Reports
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TAOT Deal Performance
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(1)  Moody's cumulative net loss assumption at initial transaction rating. On
     September 15, 2011, Moody's announced that it had decreased the transaction
     CNL assumptions to 0.45% -0.70% for 2010-A & 2010-B and 0.35% -0.60% for
     2010-C.

(2)  Standard & Poors cumulative net loss assumption at initial transaction rating. On January 17, 2012, Standard & Poors announced that it had decreased the transaction CNL assumptions to 0.45% -0.55% for 2010-A, 0.40%
     -0.50% for 2010-B and 0.35% -0.45% for 2010-C.

Source: Company Reports
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TMCC Funding Programs
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Exceptional Liquidity
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[] A-1+/P-1 direct commercial paper program
     -    $14.3 billion multi-party committed credit facilities

[] $ 6.1 billion short-term investment portfolio(1)

[] Over $ 50 billion in readily salable retail loan & lease receivables

[] Access to various domestic and international markets

[] Billions of additional capacity in global benchmark markets

[] Extensive inter-company lending infrastructure

[] Credit support agreements: TMCC []TFSC [] TMC

(1) Average balance for quarter ended June 30, 2012
Source: TMCC June 30, 2012 10-Q
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TMCC Funding Program Objectives
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[] TMCC is committed to:

   -- Maintaining funding diversity and exceptional liquidity
   -- Issuing into strong demand with attractive deals
   -- Identifying & developing new markets and investor relationships
   -- Responding quickly to opportunities with best-in-class execution
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Diversification in Debt Offerings
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TMCC Long Term Debt Outstanding

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As of June 30, 2012
Source: Company Reports
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Funding Flexibility And Responsiveness
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                 Increased Diversification Across USD Curve (1)

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(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of July 31, 2012
Source: Company Reports
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Key Investment Highlights
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[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

   -- Diversification in bond offerings
   -- Focus on proactively meeting needs of market
   -- Strong emphasis placed on flexibility and responsiveness

[] Industry-leading in:

   -- Liquidity management framework
   -- Balance sheet strength
   -- Business model resiliency
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                                     TOYOTA
                               FINANCIAL SERVICES
                                                                              39

Industry Performance
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The U.S. automobile SAAR figure for July 2012 was 14.1 million, the sixth month it has been above 14 million this year.

Source: Toyota, Bloomberg, Ward's Automotive Group.

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TMS Monthly Sales Performance
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* TMS July 2012 sales totaled 164,898 units, up 26.1% from July 2011 volume.

* Camry and Camry hybrid sales volume increased 10.7% from July 2011 volume.
Prius family sales volume rose 110.5% .

* North American production totaled 118,549 units for July 2012, a volume increase of 23.5% from the same period in the prior fiscal year.

Toyota Division represents Toyota and Scion vehicle sales TMS monthly results include fleet sales volume

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Funding Flexibility
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              Focus on More Diverse Maturities in USD Issuance (1)

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Source: Company Reports, July 31, 2012

1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.

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Strong Investor Base
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*    Establish & maintain a direct dialogue with investors to communicate Toyota value story

*    Dozens of cities and hundreds of investors reached over the past three years

*    Investor outreach efforts have taken on much more importance over the last three years

                           Investor Relations Events
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              AFP Conference                               GIOA Conference
 (Association of Financial Professionals)   (Government Investment Officers Association)
          Money Fund Symposium                             European AFSA
                US AFSA                          ASF ABS Investor/Issuer Conference
   (American Financial Services Association)       (American Securitization Forum)
    Commercial Paper Issuers Working Group   1 on 1 investor calls, meetings, presentations

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Commercial Paper Programs Highlights
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* A-1+/P-1 Direct Commercial Paper Programs
  -- 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI)
  -- $14.3 billion multi-party committed credit facilities
  -- $22.5 billion USCP combined outstanding for TMCC and TCPR
  -- Over 600 diverse institutional investors
     * State and local municipalities* Large corporations
     * Pension and retirement funds* Financial institutions
     * Money managers and mutual fund companies
  -- Rates are posted daily on Bloomberg DOCP screen

Source: Toyota Motor Credit Corporation, June 30, 2012 10-Q

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Exceptional Liquidity
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* $6.1 billion Short-term (1)
* Investment Portfolio
* Over $50 billion in salable retail loan & lease receivables
* Access to various domestic and international term markets
* Billions of additional capacity in global benchmark markets
* Inter-company lending infrastructure
* Credit Support Agreements: TMC [] TFSC [] TMCC, TCPR, TCCI

Source: Toyota Motor Credit Corporation, June 30, 2012 10-Q
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1) Average balance for fiscal year ended June 30, 2012

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Treasury Excellence
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* TMCC has won numerous awards
  -- Overall Excellence Award in 2009 and 2006
  -- 15 Alexander Hamilton Awards since 2004

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Treasury Today's 2012 Adam Smith Award winner for Top Treasury Team for Overall
Excellence

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